Exhibit 99.2

FINANCIAL STATEMENTS

JUNE 30, 2010

SUNFLOWER BROADBAND

(A Division of the World Company)

SUNFLOWER BROADBAND

(A Division of The World Company)

UNAUDITED BALANCE SHEET

JUNE 30, 2010

2010
Assets
Current Assets
Cash and cash equivalents	$152,743
Trade accounts receivable, net of allowance for doubtful accounts of $274,105	2,441,140
Prepaid expenses	614,055

Total current assets	3,207,938

Property and Equipment, Net	28,580,406

Indefinite-Lived and Other Intangible Assets, Net	1,667,160
Goodwill	951,683
Other Assets	42,200

2,661,043

Total assets	$34,449,387

2010
Liabilities and Division Equity
Current Liabilities
Accounts payable	$231,704
Accrued expenses:
Personnel	285,590
Taxes	1,138,962
Video programming	1,020,110
Other	29,568
Deferred revenue	626,397
Refundable deposits	215,692
Current maturities of long-term debt	89,826

Total Current Liabilities	3,637,849

Deferred Revenue, Less Current Portion	286,932

Long-Term Debt	418,193

Total liabilities	4,342,974

Division Equity
Total division equity – Sunflower Broadband	30,157,153
Noncontrolling interest	(50,740)

Total net assets	30,106,413

Total Liabilities and Division Equity	$34,449,387

See accompanying notes to unaudited financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

UNAUDITED STATEMENT OF INCOME

PERIOD ENDED JUNE 30, 2010

2010

Division Revenues	$25,218,953

Division Operating Expenses
Direct costs (excluding depreciation and amortization)	10,341,631
Selling, general and administrative expenses	4,440,751
Depreciation and amortization	5,292,834

Operating expenses	20,075,216

Operating Income	5,143,737

Other Expense
Interest expense	6,997

Net Income	5,136,740
Add net loss attributable to the noncontrolling interest	15,364

Net income attributable to the Division	$5,152,104

See accompanying notes to unaudited financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

UNAUDITED STATEMENT OF DIVISION EQUITY

PERIOD ENDED JUNE 30, 2010

	Division Equity Sunflower Broadband	Noncontrolling Interest	Total

Balance, January 1, 2010	$31,329,889	$(35,376)	$31,294,513

Net income (loss)	5,152,104	(15,364)	5,136,740
Interdivision transfers	6,324,840	0	6,324,840

Net income attributable to the Division	$30,157,153	$(50,740)	$30,106,413

See accompanying notes to unaudited financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

UNAUDITED STATEMENT OF CASH FLOWS

PERIOD ENDED JUNE 30, 2010

2010
Cash Flows From Operating Activities
Net Income before attribution of noncontrolling interest	$5,136,740
Net loss attributable to noncontrolling interest	15,364

Net income attributable to the Division	5,152,104
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,292,834
Provision for bad debts	90,841
Net change in operating assets and liabilities	(222,436)

Net cash provided by operating activities	10,313,343

Cash Flows From Investing Activities
Additions to property and equipment	(4,128,373)
Proceeds from sale of property, plant and equipment	1,347

Net cash used in investing activities	(4,127,126)

Cash Flows From Financing Activities
Payments to related parties, net	(6,324,840)
Principal payments on long-term debt	(35,871)

Net cash used in financing activities	(6,360,711)

Net Decrease in Cash	(174,394)
Cash, beginning of period	327,137

Cash, end of period	$152,743

Supplemental Cash Flows Information
Capital lease obligation incurred for equipment	$243,810

See accompanying notes to unaudited financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30, 2010

1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The World Company (the “Parent”) operates in several business divisions. The Sunflower Broadband division operates a community antenna television system (“CATV”) and provides Internet access in Lawrence, Kansas and portions of Douglas, Wyandotte and Leavenworth counties. The Telephony division provides local and long-distance telephone service in Lawrence, Kansas and portions of Douglas and Leavenworth counties. Collectively, these divisions do business as Sunflower Broadband (the “Division”).

Principles of Presentation

The Parent owns 98% interest in WorldNet, L.L.C. (“WorldNet”), which was acquired in 2001 to provide telephony services. Accordingly, the operating results of WorldNet have been included in the accompanying unaudited financial statements for the period ended June 30, 2010. The financial statements present the results of Sunflower Broadband and WorldNet, L.L.C. All interdivision transactions have been eliminated.

The accompanying unaudited financial statements and footnotes as of and for the six months ended June 30, 2010 should be read along with the financial statements and footnotes for the year ended December 31, 2009.

A description of accounting policies applicable to the Company is set forth in Note 1 to the December 31, 2009 financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Parent’s stockholders have elected to have the Parent’s income taxed as an S Corporation under provisions of the Internal Revenue Code and a similar section of the state of Kansas income tax law. Therefore, taxable income or loss is reported to the individual stockholders for inclusion in their respective tax returns and no provision for federal and state income taxes is included in these statements. The Parent is no longer subject to federal and state income examinations by tax authorities for years prior to 2006.

2. Division Revenues

Division revenues consist of the following for the six months ended June 30, 2010:

Subscriber	$23,411,393
Video advertising	1,399,861
Other	407,699

$25,218,953

3. Accounts Receivable

Accounts receivable consist of the following at June 30, 2010:

Subscriber	$1,785,596
Advertising	468,697
Other	186,847

$2,441,140

4. Long-term Debt

Long-term debt consists of the following for June 30, 2010:

Capital lease obligations include leases covering vehicles for seven years expiring July 31, 2017	$508,019
Less current portion	89,826

$418,193

Aggregate annual payments on capital lease obligations at June 30, 2010 were:

2011	89,826
2012	89,826
2013	89,826
2014	89,826
2015	89,826
Thereafter	127,687

576,817
Less amount representing interest	68,798

Present value of future minimum lease payments	$508,019

Property and equipment include the following property under capital leases at June 30, 2010:

Automotive equipment	$566,514
Less accumulated depreciation and amortization	54,818

$511,696

6. Defined Contribution 401 (k) Savings Plan

The Parent has a defined contribution 401 (k) savings plan, The World Company Retirement Savings Plan and Trust (the Plan). During 2006, trustees of the Plan recommended changes designed to improve the retirement features and options for plan participants. Employees are eligible to participate in the Plan after completing three months of service, 250 hours and attaining age 21. Participants may contribute up to 90% of their annual compensation, subject to Internal Revenue Code maximum limitations. The Parent will match up to 50% of the first 4% of each participant’s compensation deferral. Effective January 1, 2010 the parent suspended its matching contribution.

7. Commitments

The Division is involved in numerous pole attachment agreements, which allow it to extend its fiber optic and cable network to locations outside the central location. Typically, these agreements involve attachment of fiber or coaxial cable to utility poles owned by third parties. These agreements are month-to-month agreements with an indefinite term, absent notification from either party of the intent to end the agreement. These agreements typically require minimal rental payments based on the number of points-of-attachment and are assumed to exist in near perpetuity. Should the Division elect to exit such an agreement, the terms provide that the Division is responsible for both the removal of the equipment and cable.

Accounting principles generally accepted in the United States of America require a liability to be recognized in the period in which (l) a legal obligation to retire a long-lived asset exists and (2) the fair value of the obligation based on retirement cost and settlement date is reasonably estimable.

The Division believes it has a legal obligation to remove the aforementioned equipment upon termination of agreements. However, the Division believes it does not have a reasonable basis by which to assign probabilities to the timing of the potential agreement terminations and, accordingly, cannot reasonably estimate the fair value of the asset retirement obligation.

General Litigation

The Division is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the balance sheet, results of operations and cash flows of the Division.

8. Subsequent Events

Subsequent events have been evaluated through December 23, 2010, which is the date the financial statements were available to be issued.

In October 2010, the assets of Sunflower were acquired by Knology, Inc. for $165 million.

In August 2010, the Parent purchased all of the outstanding minority equity of WorldNet, L.L.C. for $97,570.